UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 15, 2008
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817

(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
Ex-10.38.9.2 Waiver, dated as of January 15, 2008, related to Stock Purchase Agreement dated as of August 10, 2007, between Hanover Capital Mortgage Holdings, Inc. and RCG PB, Ltd.

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On January 15, 2008 Hanover Capital Mortgage Holdings, Inc. (“Hanover”), entered into a waiver (“Waiver”) related to certain provisions of the Stock Purchase Agreement (“Agreement”) dated as of August 10, 2007, between Hanover and RCG PB, Ltd. (“Ramius”).
     Pursuant to Sections 5(a)(i)(A) through (C) of the Agreement, Hanover agreed to file a shelf registration statement (the “Shelf Registration Statement”) with the Securities and Exchange Commission within no more than 120 days from August 10, 2007, and to use reasonable best efforts to cause the Shelf Registration Statement to be declared effective no later than 180 days from August 10, 2007.
     Per the terms of the Waiver, Ramius has agreed that, notwithstanding anything in the Agreement or in the Second Amended and Restated Annex I (“Annex I”), dated as of November 13, 2007, forming a part of the TBMA Master Repurchase Agreement (1996 Version) dated as of August 10, 2007 (the “Master Agreement” and, together with Annex I, Annex II and any schedules and exhibits thereto, the “MRA”), Ramius waives (a) the requirement in Sections 5(a)(i)(A) through (C) of the Agreement to file and to use its reasonable best efforts to cause to be declared effective, the Shelf Registration Statement and (b) any default or Event of Default (as defined in the MRA) (which shall be deemed not to have occurred or be continuing) under Section 11(a)(iv) of the MRA or otherwise that arises or may arise from the failure of Hanover to file and use its reasonable best efforts to cause to be declared effective, the Shelf Registration Statement; provided, however, if the Investor requests that any restrictive legend on the shares be removed from the certificate or certificates excluding such shares in accordance with Rule 144, and Hanover concludes that it cannot remove any such restrictive legend, the requirements of Sections 5(a)(i)(A) through (C) of the SPA shall again be effective from the after the time that Hanover so concludes (which shall be no later than 10 business days following such request), and Hanover shall be obligated to (i) file the Shelf Registration Statement within thirty (30) days after such conclusion, and (ii) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective as promptly as practicable.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS
     (C) Exhibits

10.38.9.2	Waiver, dated as of January 15, 2008, related to Stock Purchase Agreement dated as of August 10, 2007, between Hanover Capital Mortgage Holdings, Inc. and RCG PB, Ltd.
[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

Date: January 18, 2008	By:	/s/ Harold F. McElraft Harold F. McElraft, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

Exhibit 10.38.9.2	Waiver, dated as of January 15, 2008, related to Stock Purchase Agreement dated as of August 10, 2007, between Hanover Capital Mortgage Holdings, Inc. and RCG PB, Ltd.